Capitalization	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Capitalization

Note 11—Capitalization

As of December 31, 2016, the authorized capital stock of the Company consisted of 500 million shares of common stock and 50 million shares of preferred stock. No shares of preferred stock are issued and outstanding at December 31, 2016. The board of directors can determine the voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of the preferred stock.

As of December 31, 2016, the Company had reserved for issuance 7.1 million shares of common stock from its available but unissued authorized shares, consisting of 5.9 million shares issuable upon the exercise of stock options under the Company’s 2014 and 2016 Equity Incentive plans, 0.7 million shares issuable upon the exercise of performance-based stock options, and warrants to purchase 0.5 million shares of common stock.

On January 14, 2016, the board of directors approved the retirement of 47,000 shares of treasury stock.

In September 2016, the Company raised gross proceeds of $3.1 million from the sale of 192,187 shares of common stock to former Runbook employees.

On November 2, 2016, the Company completed its initial public offering in which it issued and sold 9,890,000 shares of its common stock, which included the exercise in full of the underwriters’ option to purchase an additional 1,290,000 shares at an initial offering price of $17.00 per share. The Company received proceeds from the offering of approximately $151.9 million after deducting underwriting discounts and commissions and other offering expenses.